UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021 (May 14, 2021)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 – 19/F, 126 Zhong Bei,

Wuchang District, Wuhan, China

People’s Republic of China

430061

(Address of principal executive offices, including Zip Code)

+86 131 4555 5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

ADDITIONAL INFORMATION

Yunhong International (“Yunhong”) intends to hold presentations for certain of its shareholders, as well as other investors who may be interested in purchasing Yunhong’s securities in connection with Yunhong’s proposed business combination with Giga Energy Inc. (“Giga Energy”), as described in this report.

The tender offer for the outstanding Class A ordinary shares of Yunhong described herein has not yet commenced. This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Class A ordinary shares of Yunhong or any other securities of Yunhong pursuant to the tender offer or otherwise. Any tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related documents which will be filed with the U.S. Securities and Exchange Commission (“SEC”) by Yunhong. Shareholders of Yunhong and other interested persons are advised to read these documents, when available, any amendments to these documents and any other documents related to the tender offer that are filed with the SEC (collectively, the “Tender Offer Documents”) carefully and in their entirety prior to making any decision with respect to the tender offer because they will contain important information about the business combination, Giga Energy and the terms and conditions of the tender offer. Such persons can also read Yunhong’s annual report on Form 10-K for the fiscal year ended June 30, 2020, as may be amended, for a description of the security holdings of Yunhong’s officers and directors prior to the consummation of the transactions described herein. Security holders will also be able to obtain a copy of such documents, without charge, by directing a request to: Yunhong International, 4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China 430061. The Tender Offer Documents, once available, and Yunhong’s annual report on Form 10-K can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

DISCLAIMER

This report and the exhibits hereto are not a tender offer statement and shall not constitute an offer to purchase or a solicitation of an offer to sell the securities of Yunhong or Giga Energy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Yunhong’s expectations with respect to future performance, anticipated financial impacts of the transactions described herein; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include: business conditions; natural disasters; changing interpretations of U.S. generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the business of Yunhong and Giga Energy, including but not limited the reaction of Giga Energy’s customers to the business combination, difficulties in maintaining and managing continued growth, restrictions on the ability to make dividend payments, and general economic conditions; geopolitical events and regulatory changes; and the failure to maintain the listing of Yunhong’s securities on the Nasdaq stock market. Other factors include the possibility that the business combination does not close or the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement, including due to the failure to receive any required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in Yunhong’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Yunhong and Giga Energy, the transactions described herein or other matters and attributable to Yunhong, Giga Energy, and Giga Energy’s shareholders or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Yunhong, Giga Energy, and Giga Energy’s shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry Into A Material Definitive Agreement.

Share Exchange Agreement

General Terms, Effects, and Consideration

On May 14, 2021, Yunhong International, a Cayman Islands exempted company (“Yunhong ”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Giga Energy Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Giga Energy”), each of Giga Energy’s shareholders named therein (collectively, the “Sellers”), LF International Pte. Ltd., a Republic of Singapore company, in the capacity as the representative from and after the closing of the Transactions (as defined below) (the “Closing”) for Yunhong’s shareholders other than the Sellers (the “Purchaser Representative”), and Yang Lan, in the capacity as the representative for the Sellers thereunder (the “Seller Representative”). Pursuant to the Share Exchange Agreement, among other things and subject to the terms and conditions contained therein, Yunhong will effect an acquisition of Giga Energy, by acquiring from the Sellers all of the issued and outstanding equity interests of Giga Energy (together with the other transactions contemplated by the Share Exchange Agreement, the “Transactions”).

Pursuant to the Share Exchange Agreement, in exchange for all of the outstanding shares of Giga Energy, Yunhong will issue to the Sellers a number of Yunhong ordinary shares (the “Exchange Shares”) equal in value to US$7,354,615,385, with the Yunhong ordinary shares valued at US$10.00 per share, with fifteen percent (15%) of such Exchange Shares (“Escrow Shares”) being deposited into a segregated escrow at the Closing (along with dividends and other earnings otherwise payable with respect to such Escrow Shares). The Escrow Shares and other escrow property shall serve as a source of security for the Sellers’ indemnification obligations and any purchase price adjustments. The Exchange Shares, including the Escrow Shares, will be allocated among the Sellers pro-rata based on each Seller’s ownership of Giga Energy immediately prior to the Closing. Certain Sellers will have their portion of the Exchange Shares subject to a lock-up as set forth in the Lock-Up Agreements as described below under the heading “Lock-Up Agreement.”

The Escrow Shares will be held in an escrow account to be maintained by Continental Stock Transfer & Trust Company, in its capacity as the escrow agent, or such other escrow agent as agreed by Yunhong and Giga Energy prior to the Closing (the “Escrow Agent”). While the Escrow Shares are held in escrow, the Sellers will be entitled to vote their portion of the Escrow Shares.

Representations and Warranties

The Share Exchange Agreement contains a number of representations and warranties made by Yunhong, on the one hand, and Giga Energy and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement. The representations and warranties are customary for transactions similar to the Transactions.

In the Share Exchange Agreement, Giga Energy made certain customary representations and warranties to Yunhong, including, among others, representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits and licenses; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and tax returns; (15) real property; (16) personal property; (17) employee matters; (18) benefit plans; (19) environmental matters; (20) transactions with related persons; (21) insurance; (22) top customers and vendors; (23) books and records; (24) accounts receivable; (25) business practices; (26) PRC compliance; (27) Investment Company Act of 1940; (28) finders and brokers; (29) independent investigation; (30) information supplied; and (31) disclosure. The Sellers also jointly and severally made certain customary representations and warranties to Yunhong, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) ownership of the Giga Energy shares to be purchased by Yunhong; (4) non-contravention; (5) litigation; (6) investment representations; (7) finders and investment bankers; (8) independent investigation; and (9) information supplied.

In the Share Exchange Agreement, Yunhong made certain customary representations and warranties to Giga Energy, including among others, representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Share Exchange Agreement and other ancillary agreements; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and financial statements; (7) absence of certain changes; (8) compliance with laws; (9) litigation, orders and permits and licenses; (10) Nasdaq listing; (11) reporting company status; (12) taxes and returns; (13) employees and employee benefit plans; (14) properties; (15) material contracts; (16) transactions with related persons; (17) information supplied; (18) Investment Company Act of 1940; (19) finders and brokers; (20) ownership of the Exchange Shares; (21) business practices; (22) insurance; and (20) independent investigation.

Covenants

Each party agreed in the Share Exchange Agreement to use its commercially reasonable efforts to effect the Closing. The Share Exchange Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Share Exchange Agreement and the earlier of the Closing or the termination of the Share Exchange Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) Giga Energy’s interim financial statements; (4) Yunhong’s public filings and requirement to use commercially reasonable efforts to maintain the listing of its securities on the Nasdaq Capital Market (“Nasdaq”); (5) no solicitation of, or entering into, any alternative competing transactions; (6) no insider trading; (7) notifications of certain breaches, consent requirements or other matters; (8) efforts to consummate the Closing and obtain third party and regulatory approvals; (9) further assurances; (10) public announcements; (11) confidentiality; (12) indemnification of directors and officers; (13) adoption of new corporate and operational policies; (14) tax matters; and (15) efforts to support a private placement or backstop arrangements, if sought. The Share Exchange Agreement also contains certain post-closing covenants by the parties, including covenants regarding (1) litigation support; (2) retention of documents; (3) indemnification of directors and officers; and (4) use of trust account proceeds after the Closing.

The parties also agreed to take all necessary actions to cause Yunhong’s board of directors immediately after the Closing to consist of seven directors, three persons designated by Yunhong prior to the Closing, at least two of whom qualify as independent directors under Nasdaq rules and four persons designated by Giga Energy prior to the Closing, at least three of whom qualify as independent directors under Nasdaq rules. The board will be classified into three classes, with each class serving three year terms.

Yunhong also agreed to prepare, with the assistance of Giga Energy and the Sellers, and use their commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and/or tender offer statement as promptly as practicable after the signing of the Share Exchange Agreement to seek, if required, (1) approval of the Share Exchange Agreement and the transactions contemplated by the Share Exchange Agreement, (2) approval of a Third Amended and Restated Memorandum of Association and a Fourth Amended and Restated Articles of Association of Yunhong, and (3) approval of the adoption of a new omnibus equity incentive plan providing for the grant to employees and other representatives of a total number of shares equal to twenty percent (20%) of the number of shares issued and outstanding immediately after the Closing, and providing Yunhong’s public shareholders an opportunity to participate in the redemption by Yunhong of its public shareholders as required by its amended and restated memorandum and articles of association (the “Redemption”). In connection with the Closing, Yunhong will change its name to “Giga Energy Ltd.”

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Share Exchange Agreement and the transactions contemplated thereby and related matters by the requisite vote of Yunhong’s shareholders, if required; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt of requisite consents from governmental authorities and other third parties to consummate the Transactions; (iv) no law or order preventing or prohibiting the Transactions; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) the election or appointment of members to Yunhong’s board of directors as described above; (vii) Yunhong (together with the Giga and its subsidiaries (collectively, the “Target Companies”) having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption; and (viii) that Yunhong’s ordinary shares continue to be listed on Nasdaq immediately following the Closing, and Yunhong shall have at least 300 round-lot shareholders.

In addition, unless waived by Giga Energy, the obligations of Giga Energy and the Sellers to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Yunhong being true and correct as of the date of the Share Exchange Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Yunhong having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Share Exchange Agreement required to be performed or complied with by it on or prior to the date of the Closing; (iii) absence of any Material Adverse Effect with respect to Yunhong since the date of the Share Exchange Agreement which is continuing and uncured; (iv) receipt by Giga Energy of the Escrow Agreement, duly executed by Yunhong , the Purchaser Representative and the Escrow Agent; and (v) a supplemental listing shall have been filed with Nasdaq as of the Closing Date to list the shares constituting the Closing Exchange Shares.

Unless waived by Yunhong, the obligations of Yunhong, to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Giga Energy and the Sellers being true and correct as of the date of the Share Exchange Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Giga Energy and the Sellers having performed in all material respects their respective obligations and complied in all material respects with their respective covenants and agreements under the Share Exchange Agreement required to be performed or complied with on or prior to the date of the Closing; (iii) absence of any Material Adverse Effect with respect to any Target Company since the date of the Share Exchange Agreement which is continuing and uncured; (iv) receipt by Yunhong of employment agreements, effective as of the Closing, in form and substance reasonably acceptable to Yunhong and Giga Energy between certain individuals and either Yunhong or Giga Energy, executed by the parties thereto; (v) receipt by Yunhong of the Escrow Agreement; (vi) receipt by Yunhong of evidence that certain contracts involving Target Companies and/or any of the Sellers or other related persons have been terminated with no further liability of any Target Company thereunder; and (viii) each of the Non-Competition Agreement (as defined below), the Lock-Up Agreement (as defined below) and the Registration Rights Agreement being in full force and effect in accordance with its terms as of the Closing,

Termination

The Share Exchange Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of Yunhong and Giga Energy; (ii) by either Yunhong or Giga Energy if the Closing has not occurred on or prior to July 30, 2021 (the “Outside Date”) and the failure of the Closing to occur by such date was not caused by or the result of a breach of the Share Exchange Agreement by such terminating party or its affiliate (or with respect to Giga Energy, any other Target Company or the Sellers), (iii) by either Yunhong or Giga Energy if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iv) by Giga Energy for Yunhong’s uncured breach of the Share Exchange Agreement, such that the related Closing condition would not be met; (v) by Yunhong for the uncured breach of the Share Exchange Agreement by any Target Company or any Seller, such that the related Closing condition would not be met; (vi) by Yunhong if there has been a Material Adverse Effect with respect to any Target Company since the date of the Share Exchange Agreement which is uncured and continuing; (vii) by either Yunhong or Giga Energy if Yunhong holds a shareholder meeting to approve the Share Exchange Agreement and the Transactions and such approval is not obtained.

If the Share Exchange Agreement is terminated, all further obligations of the parties under the Share Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidentiality, termination, termination fees, waiver against trust and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

In the event that Yunhong terminates the Share Exchange Agreement for a breach by a Target Company or a Seller, Giga Energy will be required to pay to Yunhong as liquidated damages a termination fee equal to $5,000,000, plus transaction expenses incurred by Yunhong and its affiliates, provided that Giga Energy and the Sellers will not be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

Survival, Indemnification and Escrow

The representations and warranties made by Giga Energy and the Sellers in the Share Exchange Agreement generally survive for a period of twelve (12) months after the Closing, with certain representations (the “Special Reps”) relating to intellectual Property, taxes, benefit plans, and environmental matters surviving until sixty (60) days after the expiration of the applicable statute of limitations and certain fundamental representations relating to due organization and good standing, authorization and binding effect, capitalization and ownership of the Giga Energy shares, subsidiaries, finders and investment bankers, independent investigation and investment representations surviving indefinitely. Claims against any Target Company or the Sellers based on fraud, willful misconduct or intentional misrepresentation also survive indefinitely. The covenants and agreements of Giga Energy and the Sellers survive until fully performed. Yunhong’s representations and warranties, as well as its covenants and agreements to be performed prior to the Closing, do not survive the Closing and after the Closing Yunhong has no obligations with respect thereto. Yunhong’s covenants and agreements to be performed after the Closing survive until fully performed.

From and after the Closing, the Sellers and their respective successors and assigns are required to severally and not jointly indemnify Yunhong and its affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any representations or warranties of Giga Energy or any Seller in the Share Exchange Agreement or any certificate to be delivered pursuant thereto, (b) the breach of any covenants of Giga Energy or any Seller or, after the Closing, Yunhong , in the Share Exchange Agreement or any certificate to be delivered pursuant thereto, (c) any actions by persons who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities, or (d) any indebtedness of the Target Companies and/or transaction expenses. In any indemnification claims, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Sellers.

Other than claims based on fraud, willful misconduct or intentional misrepresentation, or with respect to claims for breaches of the Special Reps, the indemnification claims for breaches of representations and warranties will be limited to the property in the Escrow Account. Claim based on breaches of the fundamental representations or fraud shall not exceed an amount equal to the value of Giga Energy as defined in the Share Exchange Agreement.

To support the indemnification obligations of Giga Energy and Sellers, at the Closing, the Escrow Shares will be deposited in the escrow account to be established by the Escrow Agent, and any future accrued dividends and distributions will be retained in such escrow account. Any Escrow Shares released to Yunhong as an indemnification payment shall be promptly cancelled.

Purchaser Representative and Seller Representative

Yunhong’s sponsor is serving as the Purchaser Representative under the Share Exchange Agreement, and in such capacity will represent the interests of Yunhong’s shareholders (other than the Sellers) with respect to certain matters under the Share Exchange Agreement, including the determination of any indemnification claims made against the Sellers after the Closing. Yang Lan is serving as the Seller Representative under the Share Exchange Agreement, and in such capacity will represent the interests of the Sellers with respect to certain matters under the Share Exchange Agreement, including the defense of any indemnification claims made against the Sellers after the Closing.

Trust Account Waiver and Seller Release

Giga Energy and the Sellers agreed that they will not have any right, title, interest or claim of any kind in or to any monies in Yunhong’s trust account, and will not make any claim against Yunhong’s trust account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between Yunhong and a Target Company or Seller, the Share Exchange Agreement or any other matter.

Each Seller, on behalf of itself and its affiliates and any of its shareholders, also provided a general release of the Target Companies, effective as of the Closing, other than its rights under the Share Exchange Agreement and ancillary documents and certain other specified agreements.

Governing Law and Dispute Resolution

The Share Exchange Agreement is governed by New York law. Any disputes under the Share Exchange Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Share Exchange Agreement), will be subject to arbitration by the American Arbitration Association to be held in Manhattan, New York. Any claims that are brought before a court will be subject to the exclusive jurisdiction of the state and federal courts in New York, New York (and appeals courts), and each party waived its rights to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Share Exchange Agreement in addition to any other remedy to which they are entitled at law or in equity.

A copy of the Share Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Share Exchange Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement

Simultaneously with the Closing of the Share Exchange Agreement, Yunhong, the Purchaser Representative and the Sellers will also enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Sellers hold registration rights that obligate Yunhong to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the Exchange Shares (the “Registrable Securities”) so long as such shares are not then restricted under the Lock-Up Agreement. Sellers holding a majority-in-interest of all Registrable Securities then issued and outstanding are entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Registrable Securities, so long as such shares are not then restricted under the Lock-Up Agreement (including shares held in escrow under the Escrow Agreement). Subject to certain exceptions, if at any time after the Closing of the Transactions, Yunhong proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, Yunhong shall give notice to the Sellers as to the proposed filing and offer the Sellers holding Registrable Securities an opportunity to register the sale of such number of Registrable Securities as requested by the Sellers in writing. In addition, subject to certain exceptions, Sellers holding Registrable Securities are entitled under the Registration Rights Agreement to request in writing that Yunhong register the resale of any or all of such Registrable Securities on Form S-3 or F-3 and any similar short-form registration that may be available at such time.

Under the Registration Rights Agreement, Yunhong agrees to indemnify the Sellers and certain persons or entities related to the Sellers such as their officers, directors, employees, agents and representatives (the “Seller Indemnified Parties”) against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission in any registration statement or prospectus and the Sellers agree to indemnify Yunhong and certain persons or entities related to Yunhong such as its officers and directors and underwriters against all losses caused by their misstatements or omissions in those documents.

The form of Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

Simultaneously with the Closing of the Share Exchange Agreement, the Purchaser Representative and certain Sellers specified in the Share Exchange Agreement will enter into Lock-Up Agreements (each, a “Lock-Up Agreement”) with respect to their Exchange Shares (including Escrow Shares) (collectively, the “Restricted Securities”), to become effective upon the Closing. In such Lock-Up Agreements, each Seller party thereto agrees that such Seller will not, during the period from the Closing and ending on the earliest of (i) the six (6) month anniversary of the date of the Closing, (y) the date on which the Closing sale price of the Yunhong ordinary shares equals or exceeds $12.00 per share for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing, and (z) the date after the Closing on which Yunhong consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party (a “Subsequent Transaction”) (the “Lock-Up Period”), sell, transfer, assign, pledge, hypothecate or otherwise dispose of, directly or indirectly, the Restricted Securities, or publicly disclose the intention to do any of the foregoing. Each Seller further agrees that the Escrow Shares will continue to be subject to such transfer restrictions until they are released from the escrow account. However, each Seller party thereto will be allowed to transfer any of its Restricted Securities (other than the Escrow Shares while they are held in the escrow account) by gift, will or intestate succession or to any affiliate, shareholder, members, party or trust beneficiary, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the applicable Lock-Up Agreement.

The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

Simultaneously with the Closing of the Share Exchange Agreement, Yunhong, the Purchaser Representative, Giga Energy and a certain shareholder (the “Subject Party”) will enter into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”), in favor of Yunhong, Giga Energy and their respective successors, affiliates and subsidiaries (collectively, the “Covered Parties”) relating to the post-Closing company’s business. Under the Non-Competition Agreement, for a period of one (1) year after the Closing, each Subject Party and its affiliates will not, without Yunhong’s prior written consent, anywhere in the People’s Republic of China or any other markets, in which the Covered Parties are engaged, or are actively contemplating to become engaged, directly or indirectly, in the business of the production of hydrogen fuel cell and battery electric vehicles, mainly in the People’s Republic of China (collectively, the “Business”) (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) of online media and entertainment services. However, the Subject Party and their respective affiliates may own passive investments of no more than five percent (5%) of any class of outstanding equity interests in a competitor that is publicly traded, so long as the Subject Party and their affiliates and their respective directors, officers, managers and employees who were involved with the business of Yunhong or its subsidiaries, and the immediate family members of the Subject Party or their respective affiliates, are not involved in the management or control of such competitor. Under the Non-Competition Agreement, during such restricted period, the Subject Party also will not, without Yunhong’s prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of the date of determination (or during the six (6) months prior to such date) or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of the date of determination (or during the six (6) month period prior to such date) relating to the Business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. The Subject Party will also agree in the Non-Competition Agreement to not disparage the Covered Parties and to keep confidential and not use the confidential information of the Covered Parties.

A form of the Non-Competition Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Non-Competition Agreement is qualified in its entirety by reference thereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1 †	Share Exchange Agreement, dated as of May 14, 2021, by and among Yunhong International, Giga Energy Inc., each of Giga Energy Inc.’s shareholders, LF International Pte. Ltd., in the capacity as the Purchaser Representative, and Yang Lan, in the capacity as the Seller Representative.

10.2	Registration Rights Agreement, by and among Yunhong International, LF International Pte. Ltd., in the capacity as the Purchaser Representative, and the Investors listed therein.

10.3	Form of Lock-Up Agreement, by and among Yunhong International, LF International Pte. Ltd., in the capacity as the Purchaser Representative, and the Holder.

10.4	Form of Non-Competition and Non-Solicitation Agreement, by and among Yunhong International, LF International Pte. Ltd., in the capacity as the Purchaser Representative, Giga Energy Inc., and the Subject Party.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer